Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Advisor ClearEdge VUL

Prospectus Dated May 1, 2024

Supplement Dated January 3, 2025

Effective November 1, 2024, Franklin Templeton Investment Management Limited replaced Putnam Investments Limited as a subadvisor to the fund(s) shown below.

Due to this change, footnote 5 for the fund(s) in Appendix A: Portfolio Companies Available Under the Policy is hereby amended so all references to Putnam Investments Limited are replaced with Franklin Templeton Investment Management Limited.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2023
			1 year	5 year	10 year
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund, Class IA [5]	0.88%	19.08%	9.96%	4.14%
	Putnam Investment Management, LLC /
	Franklin Advisers, Inc.

5	Though the investment advisor has retained the services of both Franklin Templeton Investment Management Limited (FTIML) and The Putnam Advisory Company, LLC (PAC), FTIML and PAC do not currently manage any assets of the fund.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 919 12-24